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                              Janus Investment Fund

                         Supplement dated April 8, 2010
                       to Currently Effective Prospectuses

Janus Investment Fund (the "Trust") anticipates holding two Special Meetings of Shareholders (the "Meetings") on June 10, 2010 (or any adjournments or postponements thereof) to vote on certain proposals as set forth below. Each proposal was previously approved by the Board of Trustees of the Trust. Shareholders of record on March 17, 2010 are entitled to vote at one or both of the Meetings.

Election of Trustees (all Funds)

Shareholders of EACH FUND will be asked to approve the election of ten Trustees. Eight of the nominees currently serve as Trustees of the Trust. If all nominees are elected, the Board of Trustees will be comprised of ten "independent" Trustees until two of those members retire effective December 31, 2010, at which time the Board of Trustees will revert to eight members.

Performance-Based Investment Advisory Fee (Janus Forty Fund, Janus Fund, Janus Global Opportunities Fund, Janus Overseas Fund, and Janus Twenty Fund only)

Shareholders of JANUS FORTY FUND, JANUS FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND, and JANUS TWENTY FUND, voting separately, will be asked to approve an amended and restated investment advisory agreement between the Trust, on behalf of their Fund, and Janus Capital Management LLC ("Janus Capital") to change the annual rate of compensation paid to Janus Capital as the Fund's investment adviser from a fixed rate to a rate that adjusts up or down based on the Fund's performance relative to its benchmark index (the "Proposed Amended Advisory Agreement").

Under the Proposed Amended Advisory Agreement, the investment advisory fee to be paid to Janus Capital by each Fund will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee rate of 0.64% to a Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made (so only the Base Fee Rate applies) until the applicable Proposed Amended Advisory Agreement has been in effect for at least 12 months for Janus Fund and Janus Global Opportunities Fund; 15 months for Janus Overseas Fund; or 18 months for Janus Forty Fund and Janus Twenty Fund. When the Proposed Amended Advisory Agreement has been in effect for at least 12 months (15 months for Janus Overseas Fund, and 18 months for Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since

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the Proposed Amended Advisory Agreement took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

For each Fund, the Base Fee Rate will be the same as the current annual fixed rate (0.64%) paid to Janus Capital by the Fund under its current investment advisory agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending on the investment performance of the Fund relative to its benchmark index (shown below) over the performance measurement period (the performance of the benchmark index applicable to Janus Fund is calculated daily based on the performance of two separate indices, each of which are given an equal weighting (50% / 50%) in the benchmark index). No Performance Adjustment will be applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index.

With the exception of Janus Twenty Fund, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) will be used for purposes of calculating the Performance Adjustment. Because Janus Twenty Fund does not offer Class A Shares, the investment performance of Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Performance Adjustment for Janus Twenty Fund. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares (Class T Shares for Janus Twenty Fund) against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

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The proposed benchmark index for each Fund is shown in the following table:

 Fund                                               Benchmark Index
 ----                                               ---------------
 Janus Forty Fund                                   Russell 1000(R) Growth Index(1)
 Janus Fund                                         Core Growth Index(2)
 Janus Global Opportunities Fund                    MSCI World Index(SM)(3)
 Janus Overseas Fund                                MSCI All Country World ex-U.S. Index(SM)(4)
 Janus Twenty Fund                                  Russell 1000(R) Growth Index(1)


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 (1) The Russell 1000(R) Growth Index measures the performance of those Russell
     1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

 (2) The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000(R) Growth Index (50%) and the S&P 500(R) Index (50%).

 (3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

 (4) The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

If approved for a Fund, the Proposed Amended Advisory Agreement for that Fund is expected to become effective on July 1, 2010, or as soon as practicable after shareholder approval is obtained.

Subadvisory Fee Structure (Janus Global Opportunities Fund only)

Shareholders of JANUS GLOBAL OPPORTUNITIES FUND only will be asked to approve an amended and restated investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital that allows Janus Capital to engage a subadviser (the "Proposed Amended Agreement"). In addition, shareholders of the Fund will be asked to approve a subadvisory agreement between Janus Capital, on behalf of the Fund, and Perkins Investment Management LLC ("Perkins") that appoints Perkins as the Fund's subadviser (the "Proposed Subadvisory Agreement"). As proposed, the subadvisory fee rate payable by Janus Capital, not the Fund, to Perkins, will be equal to 50% of the advisory fee received by Janus Capital from the Fund.

It is important to note that although the investment advisory fee rate paid by the Fund will not increase as a direct result of the Proposed Amended Agreement, shareholders of the Fund are being asked to approve a performance-based investment advisory fee structure payable by the Fund to Janus Capital which, if approved, will result in Janus Capital's fee rate adjusting up or down based on the Fund's future performance. The proposed performance fee is calculated based on a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the MSCI World Index(SM).

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In addition, if a performance-based investment advisory fee structure is approved for the Fund, Perkins' proposed subadvisory fee will also adjust up or down in line with the performance fee. The Fund would not pay any subadvisory fees to Perkins; this fee would be paid by Janus Capital.

Assuming shareholders approve the Proposed Amended Agreement and Proposed Subadvisory Agreement, the engagement of Perkins as the Fund's subadviser will result in certain changes, including changes to the Fund's investment objective and investment strategies. Specifically, while the Fund will continue to invest in common stocks of companies of any size located throughout the world, including emerging markets, the Fund will seek to invest in companies that are temporarily misunderstood by the investment community or that demonstrate special situations or turnarounds. Pursuant to the "value" strategy, the Fund's portfolio manager will generally look for companies with (i) a low price relative to assets, earnings, and/or cash flows or business franchise; (ii) products and services that give them a competitive advantage; and (iii) quality balance sheets and strong management. As a part of the new value strategy, the Fund's investment objective will change from long-term growth of capital to capital appreciation.

Further, in connection with moving to the traditional value investing strategy, the portfolio manager of the Fund anticipates increasing the number of holdings in the portfolio from a range of 25 to 40 holdings to a range of 70 to 100 holdings, thus reclassifying the Fund from "nondiversified" to "diversified" (as defined under the Investment Company Act of 1940, as amended), meaning it can invest a greater percentage of its assets in more companies. The Fund will also change its name to "Perkins Global Value Fund." The Fund will continue to be managed against the MSCI World Index(SM) (as the primary benchmark) and the MSCI All Country World Index(SM) (as the secondary benchmark). The Fund's current portfolio manager will continue to manage the Fund, although as an employee of Perkins rather than Janus Capital. Janus Capital will continue to serve as investment adviser, overseeing Perkins.

If approved for the Fund, the Proposed Amended Agreement and the Proposed Subadvisory Agreement are expected to become effective on July 1, 2010 or as soon as practicable after shareholder approval is obtained. Implementation of the Proposed Subadvisory Agreement is contingent on shareholder approval of both the Proposed Amended Agreement and the Proposed Subadvisory Agreement.

Change to Performance Fee Benchmark (Janus Global Real Estate Fund only)

Shareholders of JANUS GLOBAL REAL ESTATE FUND only will be asked to approve an amended and restated investment advisory agreement to change the Fund's benchmark index for purposes of calculating the performance-based investment advisory fee from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index. The benchmark index is used to evaluate the Fund's performance and to calculate any adjustment up or down to the investment advisory fee rate paid to

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Janus Capital by the Fund, based upon the investment performance of the Fund relative to its approved benchmark index over a specified measurement period. Within the parameters of its investment strategy, the Fund currently invests in emerging markets and expects to continue to invest in these markets over the long-term. The Fund's primary benchmark index is currently the FTSE EPRA/NAREIT Developed Index (the "Developed Index"), a benchmark that does not have exposure to emerging markets. Based upon the Fund's continued investments in emerging markets, the Trustees of the Fund approved a change to the Fund's primary benchmark index to the FTSE EPRA/NAREIT Global Index (the "Global Index"), a recently launched index that has emerging markets exposure. Since the Fund has a performance-based investment advisory fee structure that varies depending on the Fund's performance relative to the Fund's current primary benchmark index, changing to the Global Index may impact the advisory fees paid by the Fund to Janus Capital differently.

If approved, the amendment to the Fund's investment advisory agreement, and therefore implementation of the Global Index as the approved benchmark index, will take effect on July 1, 2010, or as soon as practicable after shareholder approval is obtained. However, because the performance-based advisory fee is based upon a rolling 36-month performance measurement period, comparisons to the Global Index will not be fully implemented until 36 months after the effective date of the benchmark index change. During the transition period, the Fund's returns will be compared to a blended index return that reflects the performance of the Developed Index for the portion of the performance measurement period prior to the adoption of the proposed Global Index and the performance of the proposed Global Index for the remainder of the period.

All Funds

Shareholders of one or more of the Funds as of March 17, 2010, will receive proxy materials containing information about the Special Meetings of Shareholders. If you purchased shares of one or more of the Funds through a financial intermediary and held those shares as of March 17, 2010, your financial intermediary will generally be forwarding the materials to you related to each of the above proposals and requesting your vote. If you did not hold shares of one or more of the Funds on March 17, 2010, you will not be entitled to vote. The proxy materials are also available, free of charge, on the SEC's website at www.sec.gov, at janus.com/fundupdate, or by calling Janus Capital at 1-877-335-2687. Results of voting at the shareholder meeting will be available in shareholder reports for the period that includes the date of the shareholder meeting.

                Please retain this Supplement with your records.